Merrill Lynch Investment Managers


Annual Report

April 30, 2001



Merrill Lynch
Healthcare
Fund, Inc.


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH HEALTHCARE FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Jordan C. Schreiber, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Arthur Zeikel, Director of Merrill Lynch Healthcare Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.



Merrill Lynch Healthcare Fund, Inc., April 30, 2001



DEAR SHAREHOLDER

Investment Environment
As the six-month period ended April 30, 2001 began, the general market was in a steep decline, and an economic slowdown was intensifying. Earnings shortfalls were widely pre-announced, and many companies laid off personnel. Then, in March, in a surprise intermeeting move, the Federal Reserve Board cut interest rates by a hefty 0.50%. This action turned equity markets around. A rally ensued, continuing through the end of the period.

During this rally, pharmaceuticals, the largest component of the health care sector, underperformed as investors were disinclined to pay the "safe haven" premium at which shares of this intact growth industry group were priced. Rather, investor interest centered on depressed technology stocks, which offered much greater upside potential in the event of a robust economic recovery brought about by the interest rate cut. Relatively high valuation medical technology companies followed the same pattern as the pharma-ceuticals and also underperformed. Genomics stocks, among the leaders in the 1999 - early 2000 upsurge and heavily impacted by the bursting of the speculative "bubble" in mid-2000, continued to be avoided by investors.

Overall, the health care sector declined during the six months ended April 30, 2001. The only sub-sector to show vitality was the health care service cluster of hospital management groups, health maintenance organizations (HMO), and drug distributors.

Portfolio Matters
In the face of increased market volatility, we have been especially concerned about the vulnerability of the higher-valued health care sector segments. As 2001 began, we gradually reduced the Fund's holdings in the large-capitalization pharmaceutical group and continued to avoid more speculative biotechnology stocks. We also added to the Fund's moderately valued hospital management and selected HMO holdings.

At April 30, 2001, the Fund continued to be diversified within the health care sector. We have retained core holdings of pharmaceutical and medical device shares, but are underweighted in that sub-sector. We believe that notwithstanding the present likelihood of further Federal Reserve Board interest rate cuts, apparent investor expectations of an immediate economic recovery are probably misplaced. (After the close of the period, on May 15, 2001, the Federal Reserve Board lowered the Federal Funds rate by another 50 basis points.) We believe that a time lag before interest rate cuts can take effect is more likely. Consequently, we have structured the Fund's portfolio in a more defensive mode. At April 30, 2001, no single position exceeded 6% of the portfolio's net assets.

Fiscal Year in Review
During the 12-month period ended April 30, 2001, Merrill Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +14.57%, +13.28%, +13.38% and +14.21%, respectively. The Fund outperformed its peer group, the Lipper Health/ Biotechnology Fund Average, which had a +10.73% return. During the same period, the unmanaged Standard & Poor's 500 Index declined by 12.97% (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders).

Our most significant action benefiting the Fund's performance during the fiscal year was the gradual reduction of pharmaceutical and medical device holdings, while adding to our health care service positions.

We continue to view the health care sector as laden with outstanding investment opportunities, based on scientific advances and an aging population. We believe these opportunities reflect the upside potential of new drugs and technologies, while at the same time the steady, highly predictable earnings flow this sector provides helps in seeking to limit the risk presented by a highly volatile equity market.

In Conclusion
We thank you for your investment in Merrill Lynch Healthcare Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jordan C. Schreiber)
Jordan C. Schreiber
Senior Vice President and
Portfolio Manager



June 4, 2001



PORTFOLIO INFORMATION


Worldwide
Investments
As of 4/30/01

                                Percent of
Ten Largest Equity Holdings     Net Assets

HCA--The Healthcare
Corporation                         5.9%
AmeriSource Health
Corporation (Class A)               4.8
Stryker Corporation                 4.7
Baxter International Inc.           4.1
Cerner Corporation                  4.0
Amgen Inc.                          3.7
Tenet Healthcare Corporation        3.5
Syncor International
Corporation                         2.8
C.R. Bard, Inc.                     2.8
WebMD Corporation                   2.7



Industries Represented          Percent of
In the Fund                     Net Assets

Health Care Cost Containment       26.4%
Pharmaceutical--Diversified        16.0
Biotechnology                      11.8
Medical Technology                 11.4
Medical Specialties                10.5
Pharmaceutical--Prescription       10.4
Health Care--Information            7.8



Breakdown of Investments        Percent of
By Country                      Net Assets

United States*                     82.1%
Canada                              4.2
Denmark                             2.0
Switzerland                         1.5
United Kingdom                      1.1
India                               1.0
France                              0.8
Germany                             0.7
Israel                              0.7
Sweden                              0.2



*Excludes short-term securities.


Merrill Lynch Healthcare Fund, Inc., April 30, 2001


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of ML Healthcare Fund's Class A & Class B Shares compared to growth of the S&P 500 Index. Beginning and ending values are as follows:

                                       4/91           4/01

ML Healthcare Fund, Inc.++--
Class A Shares*                       $10,000        $45,209
ML Healthcare Fund, Inc.++--
Class B Shares*                       $10,000        $43,038
S&P 500 Index++++                     $10,000        $48,645



A line graph depicting the growth of ML Healthcare Fund's Class A & Class B Shares compared to growth of the S&P 500 Index. Beginning and ending values are as follows:


                                     10/21/94**        4/01
ML Healthcare Fund, Inc.++--
Class C Shares*                       $10,000        $36,486
ML Healthcare Fund, Inc.++--
Class D Shares*                       $10,000        $35,588
S&P 500 Index++++                     $10,000        $30,140


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.
++++ This unmanaged broad-based Index is comprised of common stocks.



Average Annual
Total Return

                                     % Return Without  % Return With
Class A Shares*                        Sales Charge    Sales Charge**


One Year Ended 3/31/01                    + 7.87%        + 2.21%
Five Years Ended 3/31/01                  +18.81         +17.54
Ten Years Ended 3/31/01                   +16.15         +15.53

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 3/31/01                    + 6.94%        + 3.63%
Five Years Ended 3/31/01                  +17.60         +17.60
Ten Years Ended 3/31/01                   +14.97         +14.97

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 3/31/01                    + 6.83%        + 6.01%
Five Years Ended 3/31/01                  +17.59         +17.59
Inception (10/21/94) through 3/31/01      +21.10         +21.10

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge   Sales Charge**

One Year Ended 3/31/01                    + 7.63%        + 1.98%
Five Years Ended 3/31/01                  +18.50         +17.23
Inception (10/21/94) through 3/31/01      +21.62         +20.61

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Healthcare Fund, Inc., April 30, 2001


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                              Ten Years/
                                                      6 Month              12 Month        Since Inception
As of April 30, 2001                                Total Return         Total Return        Total Return
ML Healthcare Fund, Inc.--Class A Shares                -7.01%              +14.57%           +377.11%
ML Healthcare Fund, Inc.--Class B Shares                -7.59               +13.28            +330.38
ML Healthcare Fund, Inc.--Class C Shares                -7.59               +13.38            +264.85
ML Healthcare Fund, Inc.--Class D Shares                -7.16               +14.21            +275.57

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares.


SCHEDULE OF INVESTMENTS
MIDDLE                                     Shares                                                                     Percent of
EAST       Industries                       Held                     Investments                            Value     Net Assets
Israel     Pharmaceutical--Diversified       100,000    Teva Pharmaceutical Industries Ltd. (ADR)*        $  5,445,000    0.7%

                                                        Total Investments in the Middle East                 5,445,000    0.7


North
America


Canada     Pharmaceutical--Diversified       490,000  ++QLT Inc.                                            13,122,200    1.6

           Pharmaceutical--Prescription      520,000  ++Biovail Corporation                                 20,425,600    2.6

                                                        Total Investments in Canada                         33,547,800    4.2


United     Biotechnology                     500,000  ++Amgen Inc.                                          30,565,000    3.7
States                                       110,300  ++Antigenics Inc.                                      1,912,602    0.2
                                              81,900  ++Aphton Corporation                                   1,404,585    0.2
                                             200,000  ++Celgene Corporation                                  3,528,000    0.4
                                              60,000  ++Cell Genesys, Inc.                                     948,600    0.1
                                             150,000  ++Corixa Corporation                                   2,182,500    0.3
                                              50,000  ++Cubist Pharmaceuticals, Inc.                         1,550,000    0.2
                                             100,000  ++Dendreon Corporation                                   811,000    0.1
                                           1,000,000  ++Genelabs Technologies, Inc.                          2,970,000    0.4
                                             100,000  ++Genentech, Inc.                                      5,250,000    0.7
                                             105,000  ++IDEC Pharmaceuticals Corporation                     5,166,000    0.6
                                             110,000  ++ILEX Oncology, Inc.                                  2,026,200    0.3
                                             100,000  ++Imclone Systems                                      4,045,000    0.5
                                              50,000  ++Immunex Corporation                                    763,000    0.1
                                             200,000  ++Medarex, Inc.                                        4,780,000    0.6
                                             200,000  ++MedImmune, Inc.                                      7,828,000    1.0
                                             200,000  ++Nabi                                                 1,260,000    0.2
                                             200,000  ++OSI Pharmaceuticals, Inc.                           10,260,000    1.3
                                             100,000  ++Regeneron Pharmaceuticals, Inc.                      3,087,000    0.4
                                              50,000  ++Tanox, Inc.                                          1,259,000    0.2
                                              47,300  ++Transkaryotic Therapies, Inc.                          890,186    0.1
                                                                                                          ------------  ------
                                                                                                            92,486,673   11.6

           Health Care Cost Containment      700,000  ++AmeriSource Health Corporation (Class A)            37,800,000    4.8
                                             100,000    Bergen Brunswig Corporation (Class A)                1,830,000    0.2
                                             100,000    CIGNA Corporation                                   10,670,000    1.3
                                             100,000    Cardinal Health, Inc.                                6,740,000    0.8
                                           1,352,600  ++Caremark Rx, Inc.                                   21,438,710    2.7
                                           1,200,000    HCA--The Healthcare Corporation                     46,440,000    5.9
                                             200,000  ++HEALTHSOUTH Corporation                              2,810,000    0.4
                                             200,000  ++Health Management Associates, Inc. (Class A)         3,584,000    0.4
                                             215,000  ++LifePoint Hospitals, Inc.                            7,434,700    0.9
                                             150,000  ++Oxford Health Plans, Inc.                            4,665,000    0.6
                                             100,000  ++Province Healthcare Company                          2,577,000    0.3
                                             620,000  ++Tenet Healthcare Corporation                        27,676,800    3.5
                                              80,000  ++Triad Hospitals, Inc.                                2,460,000    0.3
                                             100,000  ++Trigon Healthcare, Inc.                              6,021,000    0.8
                                             122,000    UnitedHealth Group Incorporated                      7,988,560    1.0
                                             200,000  ++Wellpoint Health Networks Inc.                      19,650,000    2.5
                                                                                                          ------------  ------
                                                                                                           209,785,770   26.4

           Health Care--                      50,000  ++AdvancePCS                                           2,879,000    0.4
           Information                       700,000  ++Cerner Corporation                                  31,500,000    4.0
                                             200,000  ++Health Net Inc.                                      4,310,000    0.5
                                              50,000    IMS Health Incorporated                              1,372,500    0.2
                                           2,500,000  ++WebMD Corporation                                   21,750,000    2.7
                                                                                                          ------------  ------
                                                                                                            61,811,500    7.8

           Medical Specialties               360,000    Baxter International Inc.                           32,814,000    4.1
                                             600,000    Becton, Dickinson and Company                       19,410,000    2.5
                                             100,000  ++Edwards Lifesciences Corporation                     2,165,000    0.3
                                             637,500  ++Syncor International Corporation                    22,471,875    2.8
                                                                                                          ------------  ------
                                                                                                            76,860,875    9.7


SCHEDULE OF INVESTMENTS (concluded)
NORTH
AMERICA                                    Shares                                                                    Percent of
(concluded)    Industries                   Held                     Investments                           Value     Net Assets
United     Medical Technology                499,400    C.R. Bard, Inc.                                   $ 21,978,594    2.8%
States                                       200,000    Datascope Corp.                                      7,576,000    0.9
(concluded)                                   50,000    Diagnostic Products Corporation                      3,288,500    0.4
                                              90,000  ++Guidant Corporation                                  3,690,000    0.5
                                             250,000    Medtronic, Inc.                                     11,150,000    1.4
                                             630,000    Stryker Corporation                                 37,352,700    4.7
                                             140,000  ++Thoratec Laboratories Corporation                    1,281,000    0.2
                                              99,900  ++Wilson Greatbatch Technologies, Inc.                 2,447,550    0.3
                                                                                                          ------------  ------
                                                                                                            88,764,344   11.2

           Pharmaceutical--                  100,000    Allergan Inc.                                        7,600,000    1.0
           Diversified                        63,000    Alpharma, Inc. (Class A)                             1,425,060    0.2
                                             300,000    American Home Products Corporation                  17,325,000    2.2
                                             120,000  ++Andrx Group                                          7,080,000    0.9
                                             100,000  ++Barr Laboratories, Inc.                              5,795,000    0.7
                                             170,000    Bristol-Myers Squibb Company                         9,520,000    1.2
                                             325,000  ++K-V Pharmaceutical Company (Class A)                 7,065,500    0.9
                                             200,000    Pharmacia Corporation                               10,452,000    1.3
                                              44,500  ++Trimeris, Inc.                                       1,565,065    0.2
                                                                                                          ------------  ------
                                                                                                            67,827,625    8.6

           Pharmaceutical--                  250,000    Eli Lilly and Company                               21,250,000    2.7
           Prescription                      800,000  ++Emisphere Technologies, Inc.                        13,840,000    1.7
                                             120,000  ++Forest Laboratories, Inc.                            7,338,000    0.9
                                             120,000    Merck & Co., Inc.                                    9,116,400    1.2
                                              50,000    Pfizer Inc.                                          2,165,000    0.3
                                                                                                          ------------  ------
                                                                                                            53,709,400    6.8

                                                        Total Investments in the United States             651,246,187   82.1

                                                        Total Investments in North America                 684,793,987   86.3


PACIFIC BASIN/
ASIA


India      Pharmaceutical--Diversified       700,000  ++Dr. Reddy's Laboratories Limited (ADR)*              8,435,000    1.0

                                                        Total Investments in the Pacific Basin/Asia          8,435,000    1.0


WESTERN
EUROPE


Denmark    Medical Specialties               200,000    William Demant A/S                                   6,462,112    0.8

           Pharmaceutical--Diversified       250,000    Novo Nordisk A/S `B'                                 9,503,106    1.2

                                                        Total Investments in Denmark                        15,965,218    2.0


France     Pharmaceutical--Prescription      100,000    Sanofi-Synthelabo SA                                 5,993,416    0.8

                                                        Total Investments in France                          5,993,416    0.8


Germany    Pharmaceutical--Diversified        80,000    Schering AG                                          3,950,690    0.5

           Pharmaceutical--Prescription       50,000    Merck KGaA                                           1,773,200    0.2

                                                        Total Investments in Germany                         5,723,890    0.7


Sweden     Biotechnology                     340,000  ++OXiGENE, Inc.                                        1,870,000    0.2

                                                        Total Investments in Sweden                          1,870,000    0.2


Switzer-   Pharmaceutical--Diversified         7,500    Novartis AG (Registered Shares)                     11,654,851    1.5
land
                                                        Total Investments in Switzerland                    11,654,851    1.5


United     Medical Technology                333,000    Smith & Nephew PLC                                   1,569,924    0.2
Kingdom
           Pharmaceutical--Diversified       150,000    Galen Holdings PLC                                   1,974,504    0.3
                                              62,500    Galen Holdings PLC (ADR)*                            3,125,000    0.4
                                           1,500,000  ++SkyePharma PLC                                       1,954,115    0.2
                                                                                                          ------------  ------
                                                                                                             7,053,619    0.9

                                                        Total Investments in the United Kingdom              8,623,543    1.1

                                                        Total Investments in Western Europe                 49,830,918    6.3

                                                        Total Long-Term Investments (Cost--
                                                        $623,788,581)                                      748,504,905   94.3



SHORT-TERM                                  Face
SECURITIES                                 Amount

           Commercial Paper**           $ 34,706,000    General Motors Acceptance Corp., 4.69% due
                                                        5/01/2001                                           34,706,000    4.4
                                          15,000,000    J.P. Morgan Securities Inc., 4.45% due 5/10/2001    14,983,312    1.9

                                                        Total Investments in Short-Term Investments
                                                        (Cost--$49,689,312)                                 49,689,312    6.3


           Total Investments (Cost--$673,477,893)                                                          798,194,217  100.6

           Liabilities in Excess of Other Assets                                                           (4,749,776)   (0.6)
                                                                                                          ------------  ------
           Net Assets                                                                                     $793,444,441  100.0%
                                                                                                          ============  ======



*American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 2001


STATEMENT OF ASSETS AND LIABILITIES
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$673,477,893)                                   $798,194,217
                    Receivables:
                      Capital shares sold                                                  $  3,039,756
                      Securities sold                                                         1,044,578
                      Dividends                                                                 317,564        4,401,898
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    46,819
                                                                                                            ------------
                    Total assets                                                                             802,642,934
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    3,954,098
                      Custodian bank                                                          2,510,388
                      Capital shares redeemed                                                 1,430,239
                      Investment adviser                                                        635,927
                      Distributor                                                               341,047        8,871,699
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       326,794
                                                                                                            ------------
                    Total liabilities                                                                          9,198,493
                                                                                                            ------------

Net Assets:         Net assets                                                                              $793,444,441
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  4,299,028
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          6,567,755
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,307,519
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,710,759
                    Paid-in capital in excess of par                                                         636,454,290
                    Undistributed investment income--net                                                      14,416,157
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                 3,981,395
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        124,707,538
                                                                                                            ------------
                    Net assets                                                                              $793,444,441
                                                                                                            ============


Net Asset           Class A--Based on net assets of $288,091,053 and 42,990,285
Value:                       shares outstanding                                                             $       6.70
                                                                                                            ============
                    Class B--Based on net assets of $331,683,051 and 65,677,553
                             shares outstanding                                                             $       5.05
                                                                                                            ============
                    Class C--Based on net assets of $66,027,784 and 13,075,185
                             shares outstanding                                                             $       5.05
                                                                                                            ============
                    Class D--Based on net assets of $107,642,553 and 17,107,595
                             shares outstanding                                                             $       6.29
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended April 30, 2001
Investment          Dividends (net of $42,063 foreign withholding tax)                                      $  2,709,486
Income:             Interest and discount earned                                                               2,549,535
                                                                                                            ------------
                    Total income                                                                               5,259,021
                                                                                                            ------------

Expenses:           Investment advisory fees                                               $  7,553,783
                    Account maintenance and distribution fees--Class B                        3,294,158
                    Account maintenance and distribution fees--Class C                          569,801
                    Transfer agent fees--Class B                                                556,901
                    Transfer agent fees--Class A                                                415,737
                    Accounting services                                                         256,387
                    Account maintenance fees--Class D                                           228,909
                    Transfer agent fees--Class D                                                140,005
                    Professional fees                                                           110,482
                    Transfer agent fees--Class C                                                104,951
                    Registration fees                                                           101,437
                    Printing and shareholder reports                                             79,340
                    Custodian fees                                                               71,886
                    Directors' fees and expenses                                                 47,244
                    Pricing fees                                                                  8,200
                    Other                                                                        23,348
                                                                                           ------------
                    Total expenses                                                                            13,562,569
                                                                                                            ------------
                    Investment loss--net                                                                     (8,303,548)
                                                                                                            ------------

Realized &          Realized gain on:
Unrealized Gain       Investments--net                                                       42,186,026
On Investments &      Foreign currency transactions--net                                        136,510       42,322,536
Foreign Currency                                                                           ------------
Transactions--Net:  Change in unrealized appreciation/depreciation on:
                      Investments--net                                                       41,852,137
                      Foreign currency transactions--net                                         15,351       41,867,488
                                                                                           ------------     ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 75,886,476
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended April 30,
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment loss--net                                                   $ (8,303,548)    $ (5,568,169)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        42,322,536      119,128,130
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   41,867,488       12,838,335
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     75,886,476      126,398,296
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                                               (45,325,275)      (5,572,543)
                      Class B                                                               (67,176,618)      (9,877,905)
                      Class C                                                               (10,394,976)      (1,273,871)
                      Class D                                                               (14,084,810)      (1,478,725)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                           (136,981,679)     (18,203,044)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital share
Transactions:       transactions                                                            263,859,759      (25,000,986)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                            202,764,556       83,194,266
                    Beginning of year                                                       590,679,885      507,485,619
                                                                                           ------------     ------------
                    End of year*                                                           $793,444,441     $590,679,885
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $ 14,416,157     $         --
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                            Class A
The following per share data and ratios have been derived
from information provided in the financial statements.                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                                  2001      2000       1999      1998       1997
Per Share           Net asset value, beginning of year                $   6.98   $   5.62  $   5.84  $   5.05   $   5.27
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net++                      (.04)      (.03)     (.03)     (.02)        .02
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.12       1.57       .67      2.02        .40
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.08       1.54       .64      2.00        .42
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                    (1.36)      (.18)     (.86)    (1.21)      (.64)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   6.70   $   6.98  $   5.62  $   5.84   $   5.05
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  14.57%     28.06%    12.01%    44.06%      8.55%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.24%      1.26%     1.27%     1.32%      1.40%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (.55%)     (.47%)    (.46%)    (.28%)       .32%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $288,091   $219,499  $176,491  $146,154   $121,529
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  65.42%    109.88%    91.26%   115.99%    125.94%
                                                                      ========   ========  ========  ========   ========


                                                                                           Class B
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                                  2001     2000       1999       1998      1997
Per Share           Net asset value, beginning of year                $   5.55   $   4.54  $   4.91  $   4.40   $   4.67
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net++                               (.09)      (.07)     (.07)     (.06)      (.03)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                 .89       1.26       .55      1.72        .35
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .80       1.19       .48      1.66        .32
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                    (1.30)      (.18)     (.85)    (1.15)      (.59)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   5.05   $   5.55  $   4.54  $   4.91   $   4.40
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  13.28%     26.99%    10.79%    42.60%      7.44%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.26%      2.28%     2.29%     2.35%      2.44%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                               (1.57%)    (1.49%)   (1.49%)   (1.31%)     (.72%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $331,683   $273,530  $256,000  $208,520   $178,025
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  65.42%    109.88%    91.26%   115.99%    125.94%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 2001


FINANCIAL HIGHLIGHTS (CONCLUDED)
                                                                                           Class C
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999       1998       1997
Per Share           Net asset value, beginning of year                $   5.55   $   4.55  $   4.92  $   4.40   $   4.68
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net++                               (.09)      (.07)     (.07)     (.06)      (.04)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                 .90       1.25       .55      1.73        .35
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .81       1.18       .48      1.67        .31
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                    (1.31)      (.18)     (.85)    (1.15)      (.59)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   5.05   $   5.55  $   4.55  $   4.92   $   4.40
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  13.38%     26.70%    10.82%    42.66%      7.28%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.28%      2.30%     2.30%     2.36%      2.46%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                               (1.58%)    (1.50%)   (1.50%)   (1.31%)     (.76%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 66,028   $ 38,622  $ 31,295  $ 19,860   $ 17,762
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  65.42%    109.88%    91.26%   115.99%    125.94%
                                                                      ========   ========  ========  ========   ========

                                                                                            Class D
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                                  2001       2000      1999      1998      1997
Per Share           Net asset value, beginning of year                $   6.63   $   5.36  $   5.62  $   4.89   $   5.13
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net++                      (.05)      (.04)     (.04)     (.03)      --+++
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.05       1.49       .64      1.95        .39
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.00       1.45       .60      1.92        .39
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                    (1.34)      (.18)     (.86)    (1.19)      (.63)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   6.29   $   6.63  $   5.36  $   5.62   $   4.89
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  14.21%     27.73%    11.69%    43.95%      8.11%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.50%      1.51%     1.52%     1.56%      1.65%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (.80%)     (.71%)    (.72%)    (.52%)       .06%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $107,642   $ 59,029  $ 43,700  $ 25,718   $ 18,318
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  65.42%    109.88%    91.26%   115.99%    125.94%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may also purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write covered put and call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective May 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. At April 30, 2001, no debt securities were held by the Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft from a failed trade which settled.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $14,525,492 have been reclassified between undistributed net realized capital gains and undistributed net investment income and $8,194,213 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account          Distribution
                         Maintenance Fee          Fee

Class B                        .25%               .75%
Class C                        .25%               .75%
Class D                        .25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended April 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD          MLPF&S

Class A                               $ 1,188        $13,385
Class D                               $17,242        $27,373


For the year ended April 30, 2001, MLPF&S received contingent deferred sales charges of $300,164 and $17,306 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $39 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $215,316 in commissions on the execution of portfolio security transactions for the Fund for the year ended April 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIMcontinues to provide certain accounting services to the Fund. The Fund reimburses MLIMat its cost for such services. For the year ended April 30, 2001, the Fund reimbursed MLIM an aggregate of $79,623 for the above-described services. The Fund entered in to an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2001 were $577,914,494 and $471,284,947, respectively.

Net realized gains for the year ended April 30, 2001 and net unrealized gains (losses) as of April 30, 2001 were as follows:

                                    Realized      Unrealized
                                     Gains      Gains (Losses)

Long-term investments            $ 42,185,359   $ 124,716,324
Short-term investments                    667              --
Foreign currency transactions         136,510         (8,786)
                                 ------------   -------------
Total                            $ 42,322,536   $ 124,707,538
                                 ============   =============


As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $122,909,557, of which $193,156,842 related to appreciated securities and $70,247,285 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $675,284,660.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $263,859,759 and $(25,000,986) for the years ended April 30, 2001 and April 30, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended April 30, 2001                  Shares        Amount

Shares sold                        13,610,435   $  96,759,816
Shares issued to shareholders in
reinvestment of distributions       5,783,401      41,319,687
                                 ------------   -------------
Total issued                       19,393,836     138,079,503
Shares redeemed                   (7,830,931)    (54,451,374)
                                 ------------   -------------
Net increase                       11,562,905   $  83,628,129
                                 ============   =============


Class A Shares for the Year                         Dollar
Ended April 30, 2000                  Shares        Amount

Shares sold                         7,840,765   $  49,755,147
Shares issued to shareholders in
reinvestment of distributions         872,042       5,014,244
                                 ------------   -------------
Total issued                        8,712,807      54,769,391
Shares redeemed                   (8,689,330)    (53,055,597)
                                 ------------   -------------
Net increase                           23,477   $   1,713,794
                                 ============   =============


Class B Shares for the Year                         Dollar
Ended April 30, 2001                  Shares        Amount

Shares sold                        23,336,705   $ 127,604,675
Shares issued to shareholders in
reinvestment of distributions      10,578,480      57,740,004
                                 ------------   -------------
Total issued                       33,915,185     185,344,679
Automatic conversion of shares    (4,969,438)    (26,685,377)
Shares redeemed                  (12,583,190)    (67,280,607)
                                 ------------   -------------
Net increase                       16,362,557   $  91,378,695
                                 ============   =============


Class B Shares for the Year                         Dollar
Ended April 30, 2000                  Shares        Amount

Shares sold                        12,112,815   $  59,918,845
Shares issued to shareholders in
reinvestment of distributions       1,897,468       8,728,352
                                 ------------   -------------
Total issued                       14,010,283      68,647,197
Automatic conversion of shares    (1,478,012)     (7,217,923)
Shares redeemed                  (19,571,161)    (94,061,748)
                                 ------------   -------------
Net decrease                      (7,038,890)  $ (32,632,474)
                                 ============   =============


Class C Shares for the Year                         Dollar
Ended April 30, 2001                  Shares        Amount

Shares sold                         6,645,440   $  36,079,529
Shares issued to shareholders in
reinvestment of distributions       1,665,820       9,082,765
                                 ------------   -------------
Total issued                        8,311,260      45,162,294
Shares redeemed                   (2,193,053)    (11,527,118)
                                 ------------   -------------
Net increase                        6,118,207   $  33,635,176
                                 ============   =============


Class C Shares for the Year                         Dollar
Ended April 30, 2000                  Shares        Amount

Shares sold                         2,719,549   $  13,605,930
Shares issued to shareholders in
reinvestment of distributions         244,785       1,128,458
                                 ------------   -------------
Total issued                        2,964,334      14,734,388
Shares redeemed                  ( 2,889,968)    (13,916,317)
                                 ------------   -------------
Net increase                           74,366   $     818,071
                                 ============   =============


Class D Shares for the Year                         Dollar
Ended April 30, 2001                  Shares        Amount

Shares sold                         6,002,185   $  40,190,183
Automatic conversion of shares 4,040,196 26,685,377 Shares issued to shareholders in
reinvestment of distributions       1,880,167      12,650,672
                                 ------------   -------------
Total issued                       11,922,548      79,526,232
Shares redeemed                   (3,717,470)    (24,308,473)
                                 ------------   -------------
Net increase                        8,205,078   $  55,217,759
                                 ============   =============


Class D Shares for the Year                         Dollar
Ended April 30, 2000                  Shares        Amount

Shares sold                         3,083,096   $  18,461,597
Automatic conversion of shares      1,242,493       7,217,923
Shares issued to shareholders in
reinvestment of distributions         241,738       1,322,309
                                 ------------   -------------
Total issued                        4,567,327      27,001,829
Shares redeemed                   (3,822,901)    (21,902,206)
                                 ------------   -------------
Net increase                          744,426   $   5,099,623
                                 ============   =============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended April 30, 2001.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
June 8, 2001



IMPORTANT TAX INFORMATION (unaudited)



Of the ordinary income distributions paid to shareholders of record on July 5, 2000 33.90% qualifies for the dividends received deduction for corporations.

Additionally, the Fund paid long-term capital gains distributions of $1.103232 and $0.159989 per share to shareholders of record on July 5, 2000 and December 18, 2000, respectively.

Both long-term capital gain distributions are subject to a maximum
20% tax rate.

Please retain this information for your records.